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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 1996

                                AMERISHOP CORP.
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               (Exact name of registrant as specified in Charter)

        Delaware                33-8333-D               38-2684858
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(State or other jurisdiction    (Commission             (IRS Employer 70
of incorporation)               File Number)            Identification No.)

3033 Orchard Vista Drive SE, Suite 308, Grand Rapids, MI     49546
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       (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:  (616) 949-0775


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         (Former name or former address, if changed since last report).


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                    Information To Be Included In The Report

Item 4. changes in Registrant's Certifying Accountant.

A letter from Deloitte & Touche, LLP stating whether or not it agrees with the form 8-K dated May 30, 1996 is attached.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly used this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AmeriShop Corp.

Date June 11, 1996                      Steven Salasky
                                        -------------------------
                                        Steven Salasky
                                        Controller, Secretary, Treasurer
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                       [DELOITTE & TOUCHE LLP LETTERHEAD]



June 6, 1996



Securities and Exchange Commission
Mail Stop 9-5
450 - 5th Street, N.W.
Washington, D.C.  20549

        Fax #202-942-9656

Dear Sirs/Madams:

We have read and agree with the comments in the second sentence of the first paragraph and in the second paragraph of Item 4 of Form 8-K of Amerishop Corporation dated May 30, 1996 (the "Form 8-K). We have no basis to agree or disagree with the remainder of the Form 8-K.

Yours truly,


Deloitte & Touche LLP










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